UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-10325

VANECK VECTORS ETF TRUST

(Exact name of registrant as specified in its charter)

666 Third Avenue, New York, N.Y. 10017

(Address of principal executive offices) (Zip Code)

Van Eck Associates Corporation

VanEck Vectors ETF Trust

666 Third Avenue

New York, N.Y. 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212)293-2000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Item 1.	REPORT TO SHAREHOLDERS.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) is attached hereto.

ANNUAL REPORT November 30, 2019

VANECK VECTORS®

Energy Income ETF	EINC®

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of November 30, 2019.

VANECK VECTORS ENERGY INCOME ETF

PRESIDENT’S LETTER

November 30, 2019 (unaudited)

Dear Shareholder:

The story for 2019 is simple and familiar—slower economic growth has been combated by expansive monetary policy.

But first, a comment on global growth: the two engines of the global economy, the U.S. and China, continue to move forward. The latest economic statistics from China are steady. China’s services sector is expanding robustly and manufacturing is struggling but not collapsing. My blog, China’s Economic Growth: Continuing Despite Headlines, shows this in two charts.

The biggest event in the markets this summer was the surge in bonds in Europe with negative interest rates. At the end of September, nearly $15 trillion worth of debt globally carried a negative yield. Despite moves by the European Central Bank to stimulate, not only is the European economy slowing down, but there are also concerns about just how effective central bank actions are. Looking forward, therefore, I think investors should assess their hedge against central bank uncertainty by considering, for example, their gold allocations. While high interest rate environments tend to be tough for gold (it does not pay any yield), against negative interest rates, gold and other hedges against central bank impotence should be strongly considered.

We encourage you to stay in touch with us through the videos, email subscriptions and research blogs available on our website, www.vaneck.com. I have started my own email subscription where I share interesting research—you can sign up on www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the twelve month period ended November 30, 2019. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

December 26, 2019

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

VANECK VECTORS ENERGY INCOME ETF

MANAGEMENT DISCUSSION

November 30, 2019 (unaudited)

Management Discussion

The fluctuations in the crude oil market certainly had their effect on Master Limited Partnerships (MLPs) during the period under review, particularly through downward price pressures early in December 2018 and in May through September 2019. Crude oil rebounded to some degree in October and November 2019, but the MLP segment as a whole did not participate.

MLPs have also fallen victim to the structural changes in the U.S. exploration and production (E&P) industry. As U.S. E&P companies have focused on capital discipline and cash flow generation, some have revised U.S. oil and gas production downward which has some potential negative short- and intermediate-term impact on the MLP segment.

Energy Income ETF

For the 12 months ended November 30, 2019, the VanEck Vectors Energy Income ETF (NYSE Arca: EINCTM) lost 3.66% on a total return basis.*

For the period under review, the fund suffered especially as a result of its exposure to MLPs involved in coal and consumable fuels and oil and gas exploration and production. While its exposures to MLPs involved in oil and gas equipment and services, oil and gas storage and transportation and gas utilities contributed positively to performance, these contributions failed to counterbalance the aggregate negative performance of other MLPs.

*	Returns based on NAV. The performance data quoted represents past performance. Past performance is not a guarantee of future results. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares. Investment return and value of the shares of the fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

VANECK VECTORS ENERGY INCOME ETF

PERFORMANCE COMPARISON

November 30, 2019 (unaudited)

	Average Annual Total Returns				Cumulative Total Returns
	Share Price	NAV	YMLPTR[1]	SPTR[2]	Share Price	NAV	YMLPTR[1]	SPTR[2]
One Year	(3.15)%	(3.66)%	(4.45)%	16.11%	(3.15)%	(3.66)%	(4.45)%	16.11%
Five Year	(17.30)%	(17.27)%	(18.16)%	10.98%	(61.32)%	(61.24)%	(63.30)%	68.34%
Life*	(12.18)%	(12.22)%	(12.02)%	13.68%	(63.30)%	(63.43)%	(62.80)%	169.09%

*	Commencement of Fund: 3/12/12; First Day of Secondary Market Trading: 3/13/12.

[1]	Solactive High Income MLP Index (the “MLP Index” or “YMLPTR”) is a rules-based index designed to provide investors a means of tracking the performance of selected MLPs which are publicly traded on a U.S. securities exchange. The MLP Index is comprised of MLPs that meet certain criteria relating to current yield, coverage ratio and distribution growth as determined by Solactive. Market capitalization and liquidity screens will be applied in addition to the fundamental screens for current yield, coverage ratio and distribution growth to ensure sufficient market size and liquidity of the MLP Index components.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

VanEck Vectors Energy Income ETF (the “Fund”) is the successor to the Yorkville High Income MLP ETF pursuant to a reorganization that took place on February 22, 2016. Prior to that date, the Fund had no investment operations. Accordingly, for periods prior to that date, the Fund performance information is that of the Yorkville High Income MLP ETF.

Effective December 2, 2019 the Fund’s benchmark will be the MVIS North American Energy Index (the “Index’’). The Index is a rules-based, modified capitalization weighted, float adjusted index intended to give investors a means to track over all performance of North American companies involved in the midstream energy segment, which include MLPs and corporations involved in oil and gas storage and transportation. “Oil and gas storage and transportation’’ companies may include those involved in oil and gas pipelines, storage facilities, and other activities associated with transporting, storing, and gathering natural gas, natural gas liquids, crude oil or refined products.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 4 for more information.

VANECK VECTORS ENERGY INCOME ETF

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of the Fund did not trade in the secondary market until after the Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The net asset value (NAV) of each VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the Fund; it is calculated by taking the total assets of the Fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAVs are not necessarily the same as each ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

Solactive High Income MLP Index is published by Solactive AG (the “Index Provider”). The Index Provider does not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Index returns assume the reinvestment of all income and do not reflect any management fees, interest expense, brokerage expenses or income tax benefit/(expense) associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. Past performance is no guarantee of future results.

Premium/discount information regarding how often the closing trading price of the Shares of the Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at www.vaneck.com.

VANECK VECTORS ENERGY INCOME ETF

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2019 to November 30, 2019.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio During Period(1)	Expenses Paid During the Period
Energy Income ETF*
Actual	$1,000.00	$926.50	0.82%	$3.96
Hypothetical**	$1,000.00	$1,020.96	0.82%	$4.15

(1)	Tax benefit/(expense) is not included in the ratio calculation.
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended November 30, 2019) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses.

VANECK VECTORS ENERGY INCOME ETF

SCHEDULE OF INVESTMENTS

November 30, 2019

Number of Shares		Value
COMMON STOCK: 50.7%

Energy: 48.9%
108,051	Antero Midstream	$494,874
26,164	Cheniere Energy*	1,583,969
76,705	Enbridge	2,914,790
81,358	EnLink Midstream LLC	386,450
43,490	Equitrans Midstream	433,595
159,840	GasLog Partners LP	2,325,672
38,731	Gibson Energy LP	727,792
79,060	Inter Pipeline Ltd	1,309,433
59,153	Keyera	1,443,310
114,116	Kinder Morgan	2,237,815
27,009	ONEOK	1,918,989
50,182	Pembina Pipeline	1,756,370
52,207	Plains GP Holdings LP, Cl A	912,056
35,015	Tallgrass Energy LP, Cl A	627,119
38,019	Targa Resources	1,388,834
54,150	TC Energy	2,757,859
86,818	Williams	1,972,505
		25,191,432
Industrials: 1.8%
22,065	Macquarie Infrastructure	925,627
Total Common Stock (Cost $26,742,160)		26,117,059
Number of Shares		Value
MASTER LIMITED PARTNERSHIPS: 43.7%

Energy: 34.1%
121,741	Black Stone Minerals LP	$1,445,066
4,063	Cheniere Energy Partners LP	157,929
5,568	DCP Midstream Partners	117,540
106,853	Energy Transfer Equity	1,261,934
51,893	Enterprise Products Partners	1,365,824
6,620	Equities Midstream Partners	153,385
6,070	Genesis Energy LP	115,391
281,526	Golar LNG Partners LP	2,677,312
19,300	Magellan Midstream Partners LP	1,128,471
37,992	MPLX LP	898,511
30,008	Natural Resource Partners LP	598,660
264,865	NGL Energy Partners LP	2,630,109
5,486	Phillips 66 Partners LP	305,735
33,207	Plains All American Pipeline LP	577,802
9,743	Shell Midstream Partners LP	191,547
222,635	USA Compression Partners LP	3,660,119
16,720	Western Midstream Partners LP	296,446
		17,581,781
Materials: 2.6%
59,423	Westlake Chemical Partners LP	1,318,597
Utilities: 7.0%
160,946	Suburban Propane Partners LP	3,608,409
Total Master Limited Partnerships (Cost $21,929,717)		22,508,787
Total Investments: 94.4% (Cost $48,671,877)		48,625,846
Other Assets in Excess of Liabilities: 5.6%		2,902,810
NET ASSETS: 100.0%		$51,528,656

*	Non-Income Producing

Cl—Class

GP—General Partner

LLC—Limited Liability Company

LNG—Liquid Natural Gas

LP—Limited Partnership

Ltd.—Limited

Summary of Investments by Sector	% of Investments	Value
Energy	88.0%	$42,773,213
Industrials	1.9	925,627
Materials	2.7	1,318,597
Utilities	7.4	3,608,409
	100.0%	$48,625,846

As of November 30, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

VANECK VECTORS ENERGY INCOME ETF

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2019

Assets:
Investments at value (1)	$48,625,846
Cash	6,821,947
Receivable for capital shares sold	18,774,064
Receivable for investment securities sold	7,473,964
Income tax receivable	242,799
Receivable for franchise taxes	28,236
Total assets	81,966,856

Liabilities:
Payable for investment securities purchased	30,382,622
Deferred tax liability, net	31,583
Payable due to Adviser	23,995
Total liabilities	30,438,200
NET ASSETS	$51,528,656
Shares outstanding	3,019,161
Net asset value, redemption and offering price per share	$17.07

Net assets consist of:
Aggregate paid in capital	$270,838,827
Total distributable loss	(219,310,171)
Net assets	$51,528,656
(1) Cost of investments	$48,671,877

The accompanying notes are an integral part of the financial statements.

VANECK VECTORS ENERGY INCOME ETF

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2019

Income:
Dividends	$1,052,233
Distributions from master limited partnerships	3,107,036
Less: return of capital distributions	(3,867,690)
Total Income	291,579

Expenses:
Management fees	327,476
Interest expense	1,091
Total expenses	328,567
Net investment loss, before taxes	(36,988)
Income tax benefit/(expense), net of change in valuation allowance	(235,000)
Net investment loss, net of taxes	(271,988)

Net realized gain (loss) on:
Investments	1,226,721
Net realized gain on investments	1,226,721

Net change in unrealized appreciation (depreciation) on:
Investments	(2,149,500)
Net change in unrealized depreciation on investments	(2,149,500)
Net decrease in net assets resulting from operations	$(1,194,767)

The accompanying notes are an integral part of the financial statements.

VANECK VECTORS ENERGY INCOME ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2019	Year Ended November 30, 2018
Operations:
Net investment income (loss), net of taxes	$(271,988)	$76,603
Net realized gain (loss) on investments	1,226,721	(2,130,647)
Net change in unrealized depreciation on investments	(2,149,500)	(1,285,104)
Net decrease in net assets resulting from operations	(1,194,767)	(3,339,148)

Distributions from:
Net investment income	(1,204,891)	—
Return of capital	(2,453,758)	(4,890,172)
Total distributions	(3,658,649)	(4,890,172)

Share transactions:**
Proceeds from sale of shares	18,778,764	2,236,285
Cost of shares redeemed	(7,487,335)	(13,281,849)
Increase (decrease) in net assets from share transactions	11,291,429	(11,045,564)
Total increase (decrease) in net assets	6,438,013	(19,274,884)
Net assets, beginning of year	45,090,643	64,365,527
Net assets, end of year	$51,528,656	$45,090,643

**Shares of common stock issued (no par value)
Shares sold	1,100,000	100,000
Shares redeemed	(400,000)	(600,000)
Net increase (decrease)	700,000	(500,000)

The accompanying notes are an integral part of the financial statements.

VANECK VECTORS ENERGY INCOME ETF

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	For the Years Ended November 30,
	2019	2018		2017		2016#		2015
Net asset value, beginning of year	$19.44	$22.83		$25.43		$31.30		$74.05
Income from investment operations:
Net investment income (loss) *	(0.13)	0.03		0.14		(0.02)		0.10
Return of capital *	1.85	1.95		1.88		0.75		5.75
Net realized and unrealized gain (loss) on investments	(2.32)	(3.43)		(2.63)		(4.06)		(41.90)
Total from investment operations	(0.60)	(1.45)		(0.61)		(3.33)		(36.05)
Less distribution from:
Net investment income	(0.59)	—		—		—		—
Return of capital	(1.18)	(1.94)		(1.99)		(2.54)		(6.70)
Total distributions	$(1.77)	$(1.94)		$(1.99)		$(2.54)		$(6.70)
Net asset value, end of year	$17.07	$19.44		$22.83		$25.43		$31.30
Total return (a)	(3.66)%	(7.16)%		(2.67)%		(8.40)%		(51.42)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$51,529	$45,091		$64,366		$94,563		$124,034
Ratio of expenses, excluding income tax benefit/(expense), to average net assets	0.82%	0.84	%(b)	0.82	%(b)	0.88	%(b)	0.85	%(b)
Ratio of total expenses to average net assets	1.41%	0.73%		0.86%		0.88%		0.56%
Ratio of net investment income/(loss) excluding income tax benefit/(expense) to average net assets	(0.09)%	0.02%		0.59%		(0.34)%		(0.10)%
Ratio of net investment income/(loss) to average net assets (c)	(0.68)%	0.13%		0.55%		(0.34)%		0.19%
Portfolio turnover rate (d)	106%	34%		40%		46%		62%

The financial highlights include the financial information of the Predecessor Fund through February 21, 2016 (See Note 1).

#	On June 29, 2016, the Fund effected a 1 for 5 reverse share split (See Note 9). Per share data prior to June 29, 2016 has been adjusted to reflect the share split.
*	Per share data calculated using average shares method.
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date (ex-date for periods prior to February 21, 2016) and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Includes franchise tax expenses. Without franchise tax expenses, the net ratio would be 0.82%.
(c)	Income tax benefit/(expense) for the ratio calculation is derived from net investment income (loss) only.
(d)	Portfolio turnover rates exclude securities received as a result of processing in-kind capital share transactions.

The accompanying notes are an integral part of the financial statements.

VANECK VECTORS ENERGY INCOME ETF

NOTES TO FINANCIAL STATEMENTS

November 30, 2019

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund and offers multiple investment portfolios, each of which represents a separate series of the Trust.

The financial statements relate only to the Energy Income ETF (formerly known has High Income MLP ETF) (the “Fund”). The Fund seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Income MLP Index (the “Index”). The Fund is classified as “non-diversified”. This means that the Fund may invest more of its assets in securities of a single issuer than that of a diversified fund. Van Eck Associates Corporation (the “Adviser”) serves as the investment adviser for the Fund and is subject to the supervision of the Board of Trustees (the “Board”).

On February 22, 2016, the shareholders of the Yorkville High Income MLP ETF (the “Predecessor Fund”) approved a proposed agreement and plan of reorganization (the “Reorganization”) that provided for (a) the transfer of all the assets and assumption of certain of the liabilities of the Predecessor Fund, (b) the issuance of shares of the Fund to the shareholders of the Predecessor Fund; and (c) the liquidation and termination of the Predecessor Fund. The effective date of the Reorganization was February 22, 2016. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. The financial statements and financial highlights include the financial information of the Predecessor Fund through February 21, 2016.

On September 13, 2019, the Board approved, in addition to the change of the Fund’s name, changes of: the Fund’s underlying benchmark index to the MVIS North American Energy Infrastructure Index; the investment objective to seek to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS North American Energy Infrastructure Index; the Fund’s federal tax status from a taxable C-Corporation into a regulated investment company (“RIC”); and the unitary management fee rate from 0.82% to 0.45%. These changes were effective as of December 2, 2019. In advance of the effective date, the Fund did reposition a portion of its investments to the new index.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund.

A.	Return of Capital Estimates—Distributions received by the Fund generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available to the Fund and other industry sources. These estimates may subsequently be revised based on information received from Master Limited Partnerships (“MLPs’’) after the MLP’s tax reporting periods are concluded.

B.	Master Limited Partnerships—Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. Through November 30, 2019, the Fund invested primarily in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through

VANECK VECTORS ENERGY INCOME ETF

NOTES TO FINANCIAL STATEMENTS

(continued)

their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes (although some states do impose a net income tax on partnerships). Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

C.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset is not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon the sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

D.	Federal and Other Income Taxes—Through November 30, 2019, the Fund invested primarily in MLPs, which generally are treated as qualified publicly traded partnerships for federal income tax purposes. Accordingly, the Fund did not intend to qualify, and did not qualify as a regulated investment company pursuant to Subchapter M of the

Internal Revenue Code due to the Fund’s concentration in MLP securities and is taxed as a C-corporation. As a C-corporation, the Fund is obligated to pay federal, state and local income tax on its taxable income. The Fund used an estimated 23.94% tax rate for federal, state and local tax which is composed of a 21% federal tax rate and an assumed 2.94% state tax rate (net of federal benefit).

The Fund expects that a portion of the distributions the Fund received from MLPs will be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liabilities and increasing the Fund’s deferred tax liabilities. However, the amount of taxes currently payable by the Fund varies depending on the amount of income and gains derived from investments and/or sales of MLP interest and such taxes reduced your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund accrues deferred income taxes for any future tax liabilities associated with (a) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (b) capital appreciation on the Fund’s investments. Upon the sale of an MLP security, the Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, or accurate, to estimate deferred tax liabilities for purposes of financial statement reporting and determining NAV of the Fund. From time to time, the Fund will modify the estimates or assumptions related to the Fund’s deferred tax liabilities as new information becomes available.

Because the Fund as a C corporation is subject to taxation on its taxable income, the NAV of the Fund’s shares was reduced by the accrual of any current or deferred tax liabilities. The Index however, is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance may differ significantly from the Index even if the pretax performance of the Fund and performance of the Index are closely correlated.

The tax expense or benefits attributable to certain components of income is included in the Statement of Operations. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for federal income tax purposes. Deferred tax assets and liabilities are calculated utilizing effective tax rates expected to be applied to taxable income in the years the temporary differences are realized or settled. A valuation allowance is recognized if, based on the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realizable. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future probability (which are highly dependent on cash distributions from the Fund’s MLP holdings), changes in the Fund’s investment objective and tax elections, the duration of statutory carryforward periods and the associated risk that available capital loss carryforwards may expire unused. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations.

E.	Dividends and Distributions to Shareholders—On a quarterly basis, the Fund distributes substantially all of its dividends and distributions received less Fund expenses. All distributions are recorded on the ex-dividend date. The estimated characterization of the distributions paid will be either an ordinary income or return of capital distribution. The Fund anticipates that a portion of current year distributions will be treated as return of capital. The actual tax characterization of the distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February 2020.

F.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

VANECK VECTORS ENERGY INCOME ETF

NOTES TO FINANCIAL STATEMENTS

(continued)

In the normal course of business, the Fund will enter into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.82% of the Fund’s average daily net assets. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability and extraordinary expenses.

Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Fund’s distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Effective November 4, 2019, State Street Bank and Trust Company is the Fund’s custodian, securities lending agent and transfer agent. Prior to November 4, 2019, Bank of New York Mellon provided these services to the Fund.

Note 4—Investments—For the year ended November 30, 2019, the cost of purchases and proceeds from sales of investments other than U.S. Government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were $47,400,424 and $42,782,698, respectively.

Note 5—Income Taxes—Beginning December 2, 2019, the Fund’s investment objective changed and the Fund intends to seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. Accordingly, in future years, the Fund generally will not pay corporate-level taxes on ordinary income or capital gains that are distributed to shareholders as dividends.

The Fund will be required to pay tax at C-corporation tax rates on any net built-in-gains in excess of the Fund’s net operating and capital loss carryovers as of November 30, 2019 if those gains are recognized within a five year period. It is anticipated that the remaining net built-in-gains as of November 30, 2019 will be recognized within that period. Accordingly, the Fund has accrued a deferred tax expense of $31,583 for the estimated tax liability on built-in-gains. If the actual taxes are higher than this estimate, the Adviser has agreed to reimburse the Fund for the difference.

The Fund’s income tax expense/(benefit) for the year ended November 30, 2019 consists of the following:

	Current Expense/ (Benefit)	Deferred Expense/ (Benefit)	Total Expense/ (Benefit)
Federal	$178,436	$(369,572)	$(191,136)
State (net of Federal)	24,981	623,552	648,533
Change in valuation allowance	—	(222,397)	(222,397)
Total	$203,417	$31,583	$235,000

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate to net investment income/(loss) and realized and unrealized gain/(loss) on investments before taxes as follows:

	For the Year Ended November 30, 2019
	Amount	Rate
Income tax expense/(benefit)	$(206,444)	21.00%
State income tax, net of Federal benefit	(28,947)	2.94
Permanent differences, net	17,740	(1.80)
Effect of Tax Rate Change	675,048	(68.67)
Change in valuation allowance	(222,397)	22.63
Net income tax expense/(benefit)	$235,000	(23.90)%

Components of the Fund’s deferred tax assets and liabilities are as follows:

For the Year Ended November 30, 2019
Deferred Tax Assets:
Capital loss carryforward	$45,888,919
Other	44,694
Deferred Tax Liabilities:
Unrealized gain on investments	(36,194)
Net Deferred Tax Asset/(Liability) before valuation allowance	$45,897,419
Less Valuation Allowance	(45,929,002)
Net Deferred Tax Asset/(Liability)	$(31,583)

During the taxable year ended November 30, 2019, the Fund utilized $5,315,731 of its net operating loss carryovers available from previous years.

Additionally, as of November 30, 2019, the Fund has an income tax receivable of $242,799 which is primarily comprised of a refundable Alternative Minimum Tax credit carryforward that is expected to be received over the course of the Fund’s next three taxable years.

The Fund recognizes the tax benefits of uncertain positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. and State tax returns filed or expected to be filed since inception of the Fund. The Fund’s tax years are open for examination by U.S. and state tax authorities for all applicable periods. The Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next 12 months.

As of November 30, 2019, the Fund had the following estimated expiring capital loss carryforwards:

Origination	Amount	Expiration
11/30/2015	$81,997,394	11/30/2020
11/30/2016	89,478,335	11/30/2021
11/30/2017	12,847,636	11/30/2022
11/30/2018	6,679,603	11/30/2023
11/30/2019	643,500	11/30/2024
	$191,646,468

As a RIC, the Fund will be able to utilize its existing capital loss carryovers to offset any future realized capital gains, subject to the expiration dates established when the Fund was a C-corporation.

VANECK VECTORS ENERGY INCOME ETF

NOTES TO FINANCIAL STATEMENTS

(continued)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at November 30, 2019, were as follows:

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$48,467,586	$2,979,201	$(2,820,941)	$158,260

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from the Fund’s investments in MLP interests.

Note 6—Capital Share Transactions—As of November 30, 2019, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at the Fund’s net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of $50,000 shares (“Creation Units”), or multiples thereof.

The consideration for the purchase or redemption of Creation Units of the Fund generally consists of the in-kind contribution or distribution of securities constituting the Fund’s underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. The Authorized Participant is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally when the securities are not available in sufficient quantity for delivery, are not eligible for trading by the Authorized Participant, or as a result of market circumstances. The Fund may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit at the Custodian for the benefit of the Fund, collateral consisting of cash in the form of U.S. dollars at least equal to 115% of the daily marked to market value of the missing Deposit Securities.

For the year ended November 30, 2019, the Fund had no in-kind contributions or redemptions.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to State Street Bank and Trust Company. In addition, the Fund may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 7—Concentration of Risk—The Fund’s assets will be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating the Fund’s assets in a particular industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s net assets were invested in a wider variety of industries.

Under normal circumstances, the Fund invests in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Fund as directed by the Trustees. The Fund has adopted a unitary management fee where the Adviser is responsible for all expenses of the Fund. Therefore, the expense for the Plan for this Fund is included in “Management fees.”

Note 9—Share Split—The Fund executed a one-for-five reverse share split for shareholders of record before the open of markets on June 29, 2016.

Note 10—Bank Line of Credit—The Fund may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The Fund has agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the year ended November 30, 2019, the following Fund borrowed under this Facility:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of November 30, 2019
85	$120,239	3.83%	$—

Note 11—Recent Accounting Pronouncements and Regulatory Requirements—The Fund early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of the ASU 2018-13 had no material effect on financial statements and related disclosures. Management is currently evaluating the potential impact of the additional requirements, not yet adopted, and they are not expected to have a material impact to the financial statements. Public companies will be required to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Note 12—Subsequent Events—The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. On December 2, 2019 the Fund changed its name to the “VanEck Vectors Energy Income ETF” and its ticker changed to “EINC.”

The changes approved by the Fund’s Board on September 13, 2019 and discussed in Note 1 were affected on December 2, 2019.

VANECK VECTORS ENERGY INCOME ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Vectors Energy Income ETF (formerly, VanEck Vectors High Income MLP ETF) and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck Vectors Energy Income ETF (formerly, VanEck Vectors High Income MLP ETF) (the “Fund”) (one of the funds constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedule of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Trust) at November 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for periods ended prior to December 1, 2015 were audited by another independent registered public accounting firm whose report, dated January 29, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
January 29, 2020

VANECK VECTORS ENERGY INCOME ETF

BOARD OF TRUSTEES AND OFFICERS

November 30, 2019 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	55	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013–2017).	55	Trustee, Eagle Growth and Income Opportunities Fund; Trustee, THL Credit Senior Loan Fund.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present	66	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to July 2016; Trustee, Kenyon Review; Trustee, Children’s Village.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	55	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	President and CEO, SmartBrief, LLC (business media company).	66	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:
Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	66	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

VANECK VECTORS ENERGY INCOME ETF

BOARD OF TRUSTEES AND OFFICERS

November 30, 2019 (unaudited) (continued)

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

Henry Glynn, 1983	Assistant Vice President	Since 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG. Formerly, Member of the Capital Markets team at Vanguard Group.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.

VANECK VECTORS ENERGY INCOME ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

November 30, 2019 (unaudited)

At a meeting held on June 13, 2019 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Vectors High Income Infrastructure MLP ETF1 and Energy Income ETF (formerly High Income MLP ETF) (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 10, 2019. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Funds and the Funds’ peer funds (certain other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund seeks to track a different index than the funds in its designated peer group and, therefore, each Fund’s performance will differ from its peers. In addition, as noted below, the Trustees reviewed certain performance information for each Fund which was not provided by Broadridge and which did not compare each Fund’s performance to the performance of its peer group. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the May 10, 2019 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides, under the Investment Management Agreement, including the Adviser’s agreement to pay all of the direct expenses of the Funds (excluding the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes, accrued deferred tax liability and extraordinary expenses).

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance of the Funds, the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index. Based on the foregoing, the Trustees concluded that the investment performance of the Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Funds’ expenses and performance to that of certain other ETFs. The Trustees noted that the information provided showed that each Fund had management fees greater than the average and median of its peer group of funds. The Trustees also noted that the information provided showed that each Fund had a total expense ratio greater than the average and median of its peer group of funds. The Trustees reviewed the amount by which the Funds’ management fees and total expense ratios exceeded the average and median of their peer group and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Funds were reasonable in light of the performance of the Funds and the quality of services received.

The Trustees also considered the benefits, other than fees under the Investment Management Agreement, received by the Adviser from serving as adviser to the Funds.

VANECK VECTORS ENERGY INCOME ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

November 30, 2019 (unaudited) (continued)

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and the fact that the Adviser did not earn any profits from managing the Funds. The Trustees reviewed each Fund’s asset size and expense ratio and noted that the Investment Management Agreement does not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes in which the Funds invest, potential variability in the net assets of the Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Funds effectively incorporate the benefits of economies of scale. The Trustees also considered the risks being assumed by the Adviser under the unitary fee structure arrangement and the potential expense stability that may inure to the benefit of shareholders. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and that the advisory fee rate for each Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 10, 2019 meeting as part of their consideration of the Investment Management Agreement.

Subsequent to the approval of the continuation of the Investment Management Agreement at the Renewal Meeting, at a meeting held on September 13, 2019 (the “September Meeting”), the Board of the Trust, including all of the Independent Trustees, approved an amended and restated investment management agreement (the “Amended and Restated Investment Management Agreement”) between the Trust and the Adviser with respect to the High Income MLP ETF to reduce the High Income MLP ETF’s management fee rate in connection with the changes to its investment objective, investment policy and principal investment strategies. The Investment Management Agreement and the Amended and Restated Investment Management Agreement are collectively referred to as the “Agreements.”

The Independent Trustees were advised by and met in executive session with their independent counsel at the September Meeting as part of their consideration of the Amended and Restated Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement and the adoption of the Amended and Restated Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Agreements are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that, at the time of their considerations, each Agreement is in the best interest of each Fund and such Fund’s shareholders.

[1]	Following the Renewal Meeting, the Board of the Trust approved the termination and winding down of VanEck Vectors High Income Infrastructure MLP ETF, which occurred on October 25, 2019.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q/N-PORT (as applicable). The Trust’s Form N-Qs/N-PORTs (as applicable) are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	EINCAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that David Chow, Laurie A. Hesslein, R. Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit and Governance Committees, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is November 30.

(a)	Audit Fees. The aggregate Audit Fees of Ernst & Young LLP (“E&Y”) for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended November 30, 2019 and November 30, 2018, were $32,750 and $53,500, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. Not applicable.

(d)	All Other Fees.

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services. The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of four Independent Trustees. Messrs. Chow, Hesslein, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By (Signature and Title) /s/John J. Crimmins, Treasurer & CFO

Date: February 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/Jan F. van Eck, CEO

Date: February 7, 2020

By (Signature and Title) /s/John J. Crimmins, Treasurer & CFO

Date: February 7, 2020